CONTINGENCIES	12 Months Ended
Dec. 31, 2020
Disclosure of contingent liabilities [abstract]
CONTINGENCIES
27. CONTINGENCIES

Between June 29, 2020 and July 17, 2020, two putative class action complaints were filed by purported shareholders of the Company in the United States against the Company and Anthony Makuch. The complaints allege that during the period from January 8, 2018 and November 25, 2019, the defendants violated the United States securities laws by misrepresenting or failing to disclose material information regarding the acquisition of Detour Gold Corporation. Both actions were filed in the United States District Court for the Southern District of New York (the “Court”). Following motions filed by both individual complainants, the Court entered an order on September 24, 2020 appointing one lead plaintiff and one lead counsel. In November 2020, the lead plaintiff filed its amended complaint against the Company, Anthony Makuch and Eric Sprott. On January 22, 2021, the Company filed its motion to dismiss. The Company continues to believe that the claims are without merit and intends to defend the action vigorously. No amounts have been recorded for any potential liability arising from any of the proposed class actions. The Company believes that the likelihood of loss is undeterminable at this time.
Various legal, tax and environmental matters are outstanding from time to time due to the nature of the Company’s operations. While the final outcome with respect to actions outstanding or pending at December 31, 2020 cannot be predicted with certainty, it is management’s opinion that it is not, more likely than not that these actions will result in the outflow of resources to settle the obligation; therefore no amounts have been accrued.